                                                                    EXHIBIT 99.2

                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE
                UP TO $400,000,000 AGGREGATE PRINCIPAL AMOUNT OF
                          6.65% SENIOR NOTES DUE 2006
                    FOR ANY AND ALL OUTSTANDING UNREGISTERED
                          6.65% SENIOR NOTES DUE 2006

                                       OF

                    TELECOMUNICACIONES DE PUERTO RICO, INC.

            PURSUANT TO THE PROSPECTUS, DATED                , 1999

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON                , 1999 (THE "EXPIRATION DATE"), UNLESS EXTENDED. TENDERS
 MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON             , 1999.

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to the Exchange Agent as follows:

                              The Bank of New York
                               101 Barclay Street
                                    Floor 7E
                            New York, New York 10286
                            Attention: Enrique Lopez
                           Reorganization Department

                            Facsimile Transmission:
                                 (212) 815-4699

                    Confirm by Telephone or For Information:
                                 (212) 815-2742

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (212) 815-2742 OR FACSIMILE AT (212) 815-4699.

     The undersigned acknowledges receipt of the Prospectus, dated             ,
1999 (the "Prospectus") of Telecomunicaciones de Puerto Rico, Inc., a corporation organized under the laws of the Commonwealth of Puerto Rico (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the offer to exchange (the "Exchange Offer") an aggregate principal amount of up to $400,000,000 6.65% Senior Notes due 2006 (the "Exchange Notes"), registered under the Securities Act of 1933, as amended (the "Securities Act"), for an equal principal amount of its outstanding unregistered 6.65% Senior Notes due 2006 (the "Old Notes").

     For each Old Note accepted for exchange, the holder of such Old Note will receive an Exchange Note having a principal amount equal to that of the surrendered Old Note. The Exchange Note will accrue interest at the rate set forth on the cover page of the Prospectus, from the last date on which interest was paid on the Old Notes surrendered in exchange therefor. Interest on the Exchange Notes is payable semi-annually on May 15 and November 15 of each year commencing November 15, 1999, and accruing from May 20, 1999, the date of issue of the Old Notes, subject to the terms of the Senior Notes indenture.

     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the Exchange Agent of any extension by oral or written notice and will make a public announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter is to be completed by a holder of Old Notes either if a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company's Book-Entry Transfer Facility (the "Book-Entry Transfer Facility") or if Old Notes are to be forwarded herewith pursuant to the procedure set forth in "The Exchange
Offer -- Procedures for Tendering Old Notes" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures of Old Notes" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has supplied the appropriate information and completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     If Old Notes are being tendered in certificated form, list below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

-----------------------------------------------------------------------------------------------------------------------------
           DESCRIPTION OF OLD NOTES                    1             2            3                4                5
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               AGGREGATE
                                                                                               PRINCIPAL        PRINCIPAL
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)       NOTE                     MATURITY        AMOUNT OF          AMOUNT
          (PLEASE FILL IN, IF BLANK)                NUMBER*          %           DATE         OLD NOTE(S)       TENDERED**
-----------------------------------------------------------------------------------------------------------------------------

                                                    ---------------------------------------------------------------------

                                                    ---------------------------------------------------------------------

                                                    ---------------------------------------------------------------------

                                                    ---------------------------------------------------------------------

                                                    ---------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  * Need not be completed if Old Notes are being tendered by book-entry transfer.
 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
-----------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
                                  ----------------------------------------------

    Account Number
    -------------------------------                      Transaction Code Number
                                        ----------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s)
                                    --------------------------------------------

    Window Ticket Number (if any)
                                  ----------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                       -------------------------

    Name of Institution Which Guaranteed Delivery
                                                  ------------------------------

    IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

    Account Number:
    -------------------------------                     Transaction Code Number:
                                                 -------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
          ----------------------------------------------------------------------

    Address:
             -------------------------------------------------------------------

    ----------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in, a distribution of such Exchange Notes, or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and that neither the holder of such Old Notes nor any such other person is an "affiliate" of the Company, as defined in Rule 405 under the Securities Act.

     The undersigned also acknowledges that this Exchange Offer is being made based upon the Company's understanding of an interpretation by the staff of the Commission as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13,
1989) (the "Exxon Capital Letter"), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993) (the "Shearman & Sterling Letter"), that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who acquired such Old Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or (ii) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Notes and have no arrangement with any person to participate in the distribution of such Exchange Notes. If a holder of Old Notes is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder cannot rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders of Old Notes" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please credit the Exchange Notes to the account indicated above maintained at the Book-Entry Transfer Facility. The undersigned understands that any Old Notes tendered in certificated form will not be exchanged for Exchange Notes in certificated from, but rather will be exchanged for Exchange Notes in the form of a beneficial interest in the global note representing the Exchange Notes by a credit of the Exchange Notes to an account maintained at the Book-Entry Transfer Facility. Accordingly, any holder tendering Old Notes in certificated form must complete the box entitled "Special Issuance

Instructions" to specify the account at the Book-Entry Transfer Facility that should be credited with the Exchange Notes to be received in exchange. Please deliver any substitute certificates representing Old Notes not exchanged in the name of the undersigned, unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, to the undersigned at the address shown above in the box entitled "Description of Old Notes," unless otherwise indicated under the box entitled "Special Delivery Instructions" below.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)
------------------------------------------------------------

      To be completed ONLY if certificates for Old Notes are being tendered for exchange, if certificates for Old Notes not exchanged are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

      Credit Old Notes in certificated form accepted for exchange and unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility Account set forth below.

 -----------------------------------------------------------
                         (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)

      Issue substitute certificates representing Old Notes not exchanged to:

 Name(s):
 -----------------------------------------------
                             (PLEASE TYPE OR PRINT)

 -----------------------------------------------------------
 Address:
 -------------------------------------------------

 -----------------------------------------------------------
                              (INCLUDING ZIP CODE)
------------------------------------------------------------

------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)
------------------------------------------------------------

      To be completed ONLY if certificates for Old Notes not exchanged are to be sent to someone other than the person(s) whose signature(s) appears(s) on this Letter above or to such person(s) at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

      Mail substitute certificates for Old Notes to:

 Name(s):
 -----------------------------------------------
                             (PLEASE TYPE OR PRINT)

 -----------------------------------------------------------
 Address:
 -------------------------------------------------

 -----------------------------------------------------------
                              (INCLUDING ZIP CODE)

------------------------------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

            PLEASE READ THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE
                           COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

Dated:
---------------------, 1999

-------------------------------------------------------------------------------x
-------------------------------------------------------------------------------x
                            (SIGNATURE(S) OF OWNER)                   (DATE)
Area Code and Telephone Number:
--------------------------------------------------------------------------------
If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the Certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
Capacity
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by:
an Eligible Institution:
--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                (NAME AND FIRM)
Dated:                             , 1999
       ----------------------------

                             TO BE COMPLETED BY ALL
                           TENDERING SECURITYHOLDERS
                              (SEE INSTRUCTION 5)

                       PAYER'S NAME: THE BANK OF NEW YORK

-----------------------------------------------------------------------------------------------------------------------
          SUBSTITUTE            PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX   TIN
           FORM W-9             AT RIGHT AND CERTIFY BY SIGNING AND DATING     --------------------------------------
                                BELOW                                              SOCIAL SECURITY NUMBER OR
                                                                                   EMPLOYER IDENTIFICATION NUMBER
                               ---------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY                                                  PART 2
   INTERNAL REVENUE SERVICE                                                     AWAITING TIN [ ]
                                                                             ------------------------------------------
                               CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) THE NUMBER SHOWN ON
                               THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO
                               BE ISSUED TO ME), (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE I HAVE NOT
                               BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I AM SUBJECT TO BACKUP
                               WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR THE IRS HAS
                               NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND (3) ANY OTHER
                               INFORMATION PROVIDED ON THIS FORM IS TRUE AND CORRECT.
 PAYER'S REQUEST FOR TAXPAYER
    IDENTIFICATION NUMBER       SIGNATURE -------------------------------------------------------------------------
   (TIN) AND CERTIFICATION

                                DATE
                                -------------------------------------------
                               YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE
                               SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR
                               TAX RETURN AND YOU HAVE NOT BEEN NOTIFIED BY THE IRS THAT YOU ARE NO LONGER SUBJECT TO
                               BACKUP WITHHOLDING.
-----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that 31% of all payments of interest made to me will be withheld until I provide a properly certified taxpayer identification number.

Signature
---------------------------------------------------------------     Date
------------------------------------

                                  INSTRUCTIONS

 FORMING PART OF THE TERMS AND CONDITIONS OF TELECOMUNICACIONES DE PUERTO RICO,
                                      INC.
                               OFFER TO EXCHANGE
                 UP TO $400,000,000 6.65% SENIOR NOTES DUE 2006
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                          FOR ANY AND ALL OUTSTANDING
                          6.65% SENIOR NOTES DUE 2006

1.  DELIVERY OF THIS LETTER AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in a principal amount of US $1,000 and any integral multiple thereof.

     Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures of Old Notes" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) on or prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes, the certificate number or numbers and the principal amount of such Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three business days after the Expiration Date, this Letter of Transmittal (or facsimile hereof), together with the certificates for all physically tendered Old Notes (in proper form for transfer) or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent and
(iii) such properly completed and executed Letter of Transmittal (or facsimile hereof) and all documents required thereby, and the certificates for all physically tendered Old Notes (in proper form for transfer) or Book-Entry Confirmation, as the case may be, are received by the Exchange Agent within three business days after the Expiration Date. Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to 5:00 p.m., New York City time, on the Expiration Date.

     The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders. The delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all such cases arrangements should be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD NOTES WHO TENDER BY BOOK-ENTRY TRANSFER).

     If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box in this Letter, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR BY AN "ELIGIBLE GUARANTOR" INSTITUTION WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" IN THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Old Notes should indicate in the applicable box the account at the Book-Entry Transfer Facility to which the Exchange Notes issued pursuant to the Exchange Offer are to be credited, if different from the account number appearing below the box entitled "Description of Old Notes." Old Notes tendered in certificated form will not be exchanged for Exchange Notes in certificated form, but rather will be exchanged for Exchange Notes in the form of a beneficial interest in the global note representing the Exchange Notes by a credit of the Exchange Notes to an account maintained at the Book-Entry Transfer Facility. Accordingly, any holder tendering Old Notes in certificated form must indicate in the box entitled "Special Issuance Instructions" to specify the account at the Book-Entry Transfer Facility that should be credited with the Exchange Notes to be received in exchange. Any substitute certificates representing Old Notes not exchanged will be delivered in the name of the undersigned at the address shown above in the box entitled "Description of Old Notes," unless otherwise indicated herein in the appropriate box.

5.  U.S. BACKUP TAX WITHHOLDING AND INTERNAL REVENUE SERVICE FORM W-9

     Under U.S. Federal income tax law, a holder that is a United States person whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which is attached hereto. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding. Certain holders (including, among others, corporations and foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as exempt from those backup withholding and reporting requirements, such holder must submit IRS Form W-8 to the payor, signed under penalties of perjury and must attest to that individual's foreign status.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments (including exchanged amounts) made prior to the time a properly certified TIN is provided to the Exchange Agent.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed "Instructions for the Requester of Form W-9" for additional guidance on which number to report.

6.  TRANSFER TAXES.

     The Company shall bear all expenses, including any transfer taxes, incurred in connection with the Exchange Offer.

7.  WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.  NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes, nor shall any of them incur any liability for failure to give any such notice.

9.  MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

Instructions for the                                                  [IRS LOGO]
Requester of Form W-9
(Rev. November 1998)
REQUEST FOR TAXPAYER IDENTIFICATION NUMBER
AND CERTIFICATION
Section references are to the Internal Revenue Code, unless otherwise noted.
--------------------------------------------------------------------------------

These instructions supplement the instructions on the Form W-9 (Rev. December
1996) for the requester.

CHANGE TO NOTE
ELECTRONIC SUBMISSION OF FORMS W-9. Requesters may establish a system for payees to submit Forms W-9 electronically, including by fax. A requester is anyone required to provide a taxpayer identification number (TIN) to the requester. Generally, the electronic system must --

- Ensure the information received is the information sent, and document all occasions of user access that result in the submission.

- Make it reasonably certain the person accessing the system and submitting the form is the person identified on Form W-9.

- Provide you with the same information as the paper Form W-9.

- Require as the final entry in the submission an electronic signature by the payee whose name is on Form W-9 that authenticates and verifies the submission.

- Be able to supply a hard copy of the electronic Form W-9 if the Internal Revenue Service requests it.

NOTE: For Forms W-9 that are not required to be signed, the electronic system need not provide for an electronic signature or a perjury statement.

    Additional requirements may apply. See Announcement 98-27, 1998-15 I.R.B.
30.

INDIVIDUAL TAXPAYER IDENTIFICATION NUMBER (TIN)
Form W-9 (or an acceptable substitute) is used by persons required to file information returns with the IRS to get the payee's (or other person's) correct TIN. For individuals, the TIN is generally a social security number (SSN).

    However, in some cases, individuals who become U.S. resident aliens for tax purposes are not eligible to obtain an SSN. This includes certain resident aliens who must receive information returns but who cannot obtain an SSN.

    These individuals must apply for an ITIN on FORM W-7, Application for IRS Individual Taxpayer Identification Number, unless they have an application pending for an SSN. Individuals who have an ITIN must provide it on Form W-9.

SUBSTITUTE FORM W-9
You may develop and use your own Form W-9 (a substitute Form W-9) if its content is substantially similar to the IRS's official Form W-9 and it satisfies certain certification requirements.

    You may incorporate a substitute Form W-9 into other business forms you customarily use, such as account signature cards, provided the certifications that (1) the payee's TIN is correct and (2) the payee is not subject to backup withholding due to failure to report interest and dividend income, shown on the official Form W-9, are clearly set forth. You MAY NOT:

    1. Use a substitute Form W-9 that requires the payee, by signing, to agree to provisions unrelated to the required certifications or

    2. Imply that a payee may be subject to backup withholding unless the payee agrees to provisions on the substitute form that are unrelated to the required certifications.

    A substitute Form W-9 that contains a SEPARATE SIGNATURE LINE just for the certifications satisfies the requirement that the certifications be clearly set forth.

    If a SINGLE SIGNATURE LINE is used for the required certifications and other provisions, the certifications must be highlighted, boxed, printed in bold-face type, or presented in some other manner that causes the language to stand out from all other information contained on the substitute form. Additionally, the following statement must be presented in the same manner as in the preceding sentence and must appear immediately above the single signature line: "The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding."

    If you use a substitute form, the instructions do not have to be furnished to the payee. The payee only needs to be instructed orally or in writing to strike out the language of the certification that relates to payee underreporting. However, you are encouraged to provide instructions relevant to the account, especially if the payee requests them.

TIN APPLIED FOR
For interest and dividend payments and certain payments with respect to readily tradable instruments, if the payee returns a properly completed Form W-9 with "Applied For" written in Part I (i.e., an "awaiting TIN" certificate), the payee must give you a TIN within 60 calendar days to avoid backup withholding. You may use one of the following rules to backup withhold during this 60-day period.

NOTE: The 60-day exemption from backup withholding does not apply to any payment other than interest, dividends, and certain payments made with respect to readily tradable instruments. Therefore, any other payment, such as nonemployee compensation, is subject to backup withholding even if the payee has applied for and is awaiting a TIN.

RESERVE RULE. If a payee withdraws more than $500 at one time during the 60-day period, you must backup withhold on any reportable payments made during the period, unless the payee reserves 31% of all reportable payments made to the account during the period.

ALTERNATIVE RULE (OPTION 1). You must backup withhold on any reportable payments if the payee makes a withdrawal from the account after the close of 7 business days after you receive the awaiting-TIN certificate. Treat as reportable payments all cash withdrawals in an amount up to the reportable payments made from the day after you receive the awaiting-TIN certificate to the day of withdrawal.

ALTERNATIVE RULE (OPTION 2). You must backup withhold on any reportable payments made to the payee's account, regardless of whether the payee makes any withdrawals. Backup withholding under this option must begin no later than 7 business days after you receive the awaiting-TIN certificate.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Even if the payee does not provide a TIN in the manner required, you are NOT REQUIRED to backup withhold on any payments you make if the payee is:

    1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

    2. The United States or any of its agencies or instrumentalities.

    3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

    4. A foreign government or any of its political subdivisions, agencies, or instrumentalities.

    5. An international organization or any of its agencies or instrumentalities.

    Other payees that MAY BE EXEMPT from backup withholding include:

    6. A corporation.

    7. A foreign central bank of issue.

    8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

    9. A futures commission merchant registered with the Commodity Futures Trading Commission.

    10. A real estate investment trust.

    11. An entity registered at all times during the tax year under the Investment Company Act of 1940.

    12. A common trust fund operated by a bank under section 584(a).

    13. A financial institution.

    14. A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

    15. A trust exempt from tax under section 664 or described in section 4947.

INTEREST AND DIVIDEND PAYMENTS. All listed payees are exempt except the payee in item 9.

BROKER TRANSACTIONS. All payees listed in items 1 through 13 are exempt. A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is also exempt.

PAYMENTS REPORTABLE UNDER SECTIONS 6041 AND 6041A. These payments are generally exempt from backup withholding only if made to payees listed in items 1 through
7. However, the following payments made to a CORPORATION and reportable on Form 1099-MISC are not exempt from withholding:

- Medical and health care payments.

- Attorneys' fees.

- Payments for services paid by a Federal executive agency.

    GROSS PROCEEDS; ATTORNEYS. Reportable gross proceeds paid to attorneys (under section 6045(f) even if the attorney is a corporation, are not exempt from backup withholding.

BARTER EXCHANGE TRANSACTIONS AND PATRONAGE DIVIDENDS. Only payees listed in items 1 through 5 are exempt from backup withholding on these payments.

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING
Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

    DIVIDENDS AND PATRONAGE DIVIDENDS that generally are exempt from backup withholding include:

- Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

- Payments of patronage dividends not paid in money.

- Payments made by certain foreign organizations.

- Section 404(k) distributions made by an ESOP.

    INTEREST PAYMENTS that generally are exempt from backup withholding include:

- Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest IN THE COURSE OF YOUR TRADE OR BUSINESS to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

- Payments described in section 6049(b)(5) to nonresident aliens.

- Payments on tax-free covenant bonds under section 1451.

- Payments made by certain foreign organizations.

- Mortgage interest paid to you.

    OTHER TYPES OF PAYMENTS that generally are exempt from backup withholding include:

- Wages.

- Distributions from a pension, annuity, profit-sharing or stock bonus plan, any IRA, or an owner-employee plan.

- Certain surrenders of life insurance contracts.

- Gambling winnings if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.

- Real estate transactions reportable under section 6045(e).

- Cancelled debts reportable under section 6050P.

- Distributions from a medical savings account and long-term care benefits.

- Fish purchases for cash reportable under section 6050R.

JOINT FOREIGN PAYEES
If the first payee listed on an account gives you FORM W-8, Certificate of Foreign Status, (or Form W-8BEN) or a similar statement signed under penalties of perjury, backup withholding applies unless:

    1. Every joint payee provides the statement regarding foreign status or

    2. Any one of the joint payees who has not established foreign status gives you a TIN.

If any one of the joint payees who has not established foreign status gives you a TIN, that number is the TIN that must be used for purposes of backup withholding and information reporting.

NAMES AND TINS TO USE
FOR INFORMATION REPORTING

Show the full name and address as provided on Form W-9 on the information return filed with the IRS and on the copy furnished to the payee. If you made payments to more than one payee or the account is in more than one name, enter on the first name line ONLY the name of the payee whose TIN is shown on the information return. Show the names of any other individual payees in the area below the first name line, if desired.

SOLE PROPRIETORS. You must show the individual's name on the first name line. On the second name line, you may enter the business name or "doing business as
(DBA)" if provided. You MAY NOT enter only the business name. For the TIN, you may enter either the individual's SSN or the employer identification number
(EIN) of the business. However, the IRS prefers that you show the SSN.

ADDITIONAL INFORMATION
For more information on backup withholding, get PUB. 1679, A Guide to Backup Withholding, or PUB. 1281, Backup Withholding on Missing and Incorrect Name/TINs.

NOTICES FROM THE IRS
The IRS will send you a notice if the payee's name and TIN on the information return you filed do not match the IRS's records. You may have to send a "B" notice to the payee to solicit another TIN. See Pubs. 1679 and 1281 for copies of the two types of "B" notices.